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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 6, 1999


                             PETROQUEST ENERGY, INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                            (State of incorporation)


                 1-9020                                     98-0115468
        (Commission File Number)                            (IRS Employer
                                                          Identification No.)


        400 E. Kaliste Saloom Road, Suite 3000 Lafayette, Louisiana 70508
             (Address of Registrant's principal executive offices)



        Registrant's telephone number, including area code (337) 232-7028



        625 E. Kaliste Saloom Road, Suite 400 Lafayette, Louisiana 70508
         (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS

New Headquarters

         On December 6, 1999, PetroQuest Energy, Inc. moved its headquarters to 400 E. Kaliste Saloom Road, Suite 3000, Lafayette, Louisiana 70508. PetroQuest's phone number at that address is (337) 232-7028.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  December 17, 1999                   PETROQUEST ENERGY, INC.


                                           By: /s/ ROBERT R. BROOKSHER
                                              ----------------------------------
                                           Robert R. Brooksher
                                           Chief Financial Officer and Secretary